UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On August 19, 2011, the Board of Directors of EXCO Resources, Inc. (the “Company”) determined to amend the Rights Agreement dated as of January 12, 2011 by and between the Company and Continental Stock Transfer & Trust Company, as rights agent. The Rights Agreement was amended to accelerate the Expiration Date from the close of business on January 24, 2012 to the close of business on September 30, 2011.

The foregoing summary of Amendment No. 1 to the Rights Agreement dated as of August 19, 2011 is attached hereto as Exhibit 4.1, and is incorporated in its entirety herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On August 22, 2011, the Company issued a press release relating to the matters described in Item 1.01 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Statement of Designation of Series A Junior Participating Preferred Stock of EXCO Resources, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 13, 2011).

4.1	Rights Agreement, dated as of January 12, 2011, by and between EXCO Resources, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 13, 2011).

4.2	Amendment No. 1 to Rights Agreement between EXCO Resources, Inc. and Continental Stock Transfer & Trust Company dated as of August 19, 2011 (incorporated by reference to the Form 8-A/A filed by the Company with the SEC on August 22, 2011).

99.1	Press Release issued by the Company dated August 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey, Ph.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President - Finance

Date: August 22, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Statement of Designation of Series A Junior Participating Preferred Stock of EXCO Resources, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 13, 2011).

4.1	Rights Agreement, dated as of January 12, 2011, by and between EXCO Resources, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 13, 2011).

4.2	Amendment No. 1 to Rights Agreement between EXCO Resources, Inc. and Continental Stock Transfer & Trust Company dated as of August 19, 2011 (incorporated by reference to the Form 8-A/A filed by the Company with the SEC on August 22, 2011).

99.1	Press Release issued by the Company dated August 22, 2011.